SiriusPoint Ltd.

Financial Supplement
December 31, 2024

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by SiriusPoint Ltd., including the Company’s Annual Report on Form 10-K.

Point Building	Liam Blackledge - Investor Relations and Strategy Manager
3 Waterloo Lane	Tel: + 44 203 772 3082
Pembroke HM 08	Email: investor.relations@siriuspt.com
Bermuda	Website: www.siriuspt.com

SiriusPoint Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Reconciliations and definitions of such measures to the most directly comparable GAAP figures are included in the attached financial information in accordance with Regulation G and Item 10(e) of Regulation S-K, as applicable.
Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this financial supplement is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this financial supplement. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improve underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events, including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes, including wildfires, and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East and the new presidential administration in the U.S.; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission.

SiriusPoint Ltd.

SiriusPoint Ltd.
Key Performance Indicators
December 31, 2024 and 2023
(expressed in millions of U.S. dollars, except per share data and ratios)

	Three months ended		Twelve months ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Combined ratio	94.4%	93.6%	88.3%	84.5%
Core underwriting income (1)	$56.3	$37.0	$200.0	$250.2
Core net services income (1)	$10.4	$9.3	$44.6	$41.2
Core income (1)	$66.7	$46.3	$244.6	$291.4
Core combined ratio (1)	90.2%	93.4%	91.0%	89.1%
Accident year loss ratio (1)	65.6%	65.6%	62.3%	64.6%
Accident year combined ratio (1)	100.3%	100.1%	95.5%	96.4%
Attritional loss ratio (1)	59.0%	65.6%	59.8%	64.0%
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders	(4.0)%	17.1%	9.1%	16.2%
Book value per common share	$14.92	$13.76	$14.92	$13.76
Book value per diluted common share	$14.60	$13.35	$14.60	$13.35
Book value per diluted common share ex. AOCI (1)	$14.64	$13.33	$14.64	$13.33
Tangible book value per diluted common share (1)	$13.42	$12.47	$13.42	$12.47
(1)Core underwriting income, Core net services income, Core income and Core combined ratio are non-GAAP financial measures. See reconciliations in “Segment Reporting.” Accident year combined ratio, accident year loss ratio and attritional loss ratio are non-GAAP financial measures. See definitions in “Core Results by Quarter.” Book value per diluted common share ex. AOCI and tangible book value per diluted common share are non-GAAP financial measures. See reconciliation in “Book Value per Share - by Quarter.”

SiriusPoint Ltd.
Consolidated Balance Sheets - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets
Debt securities, available for sale, at fair value, net of allowance for credit losses	$5,131.0	$5,411.8	$5,345.3	$5,057.5	$4,755.4
Debt securities, trading, at fair value	162.2	233.1	307.7	406.0	534.9
Short-term investments, at fair value	95.8	52.4	97.5	329.9	371.6
Investments in related party investment funds, at fair value	116.5	114.5	106.6	105.6	105.6
Other long-term investments, at fair value	200.0	236.1	241.7	298.2	310.1
Total investments	5,705.5	6,047.9	6,098.8	6,197.2	6,077.6
Cash and cash equivalents	682.0	640.7	598.1	867.5	969.2
Restricted cash and cash equivalents	212.6	174.5	125.9	218.9	132.1
Redemption receivable from related party investment fund	—	—	—	—	3.0
Due from brokers	11.2	13.9	28.6	16.4	5.6
Interest and dividends receivable	44.0	49.4	50.7	44.5	42.3
Insurance and reinsurance balances receivable, net	2,054.4	2,069.1	2,120.2	2,127.2	1,966.3
Deferred acquisition costs, net	327.5	330.0	341.9	320.8	308.9
Unearned premiums ceded	463.9	467.2	496.1	494.8	449.2
Loss and loss adjustment expenses recoverable, net	2,315.3	2,198.7	2,191.5	2,233.8	2,295.1
Deferred tax asset	297.0	249.2	285.1	290.7	293.6
Intangible assets	140.8	143.8	146.8	149.8	152.7
Other assets	270.7	298.1	280.3	174.2	175.9
Total assets	$12,524.9	$12,682.5	$12,764.0	$13,135.8	$12,871.5
Liabilities
Loss and loss adjustment expense reserves	$5,653.9	$5,702.1	$5,606.0	$5,565.3	$5,608.1
Unearned premium reserves	1,639.2	1,684.0	1,769.7	1,715.7	1,627.3
Reinsurance balances payable	1,781.6	1,509.6	1,544.5	1,780.5	1,736.7
Deposit liabilities	17.4	20.2	22.1	128.8	134.4
Deferred gain on retroactive reinsurance	8.5	21.7	23.0	25.8	27.9
Debt	639.1	660.5	648.6	770.6	786.2
Due to brokers	18.0	23.1	40.2	60.7	6.2
Deferred tax liability	76.2	38.9	56.1	48.9	68.7
Liability-classified capital instruments	—	58.4	72.6	83.2	67.3
Share repurchase liability	483.0	—	—	—	—
Accounts payable, accrued expenses and other liabilities	269.2	267.5	275.7	335.9	278.1
Total liabilities	10,586.1	9,986.0	10,058.5	10,515.4	10,340.9
Commitments and contingent liabilities
Shareholders’ equity
Series B preference shares	200.0	200.0	200.0	200.0	200.0
Common shares	11.6	16.2	17.1	17.0	16.8
Additional paid-in capital	945.0	1,591.0	1,713.3	1,711.2	1,693.0
Retained earnings	784.9	806.2	801.7	691.8	601.0
Accumulated other comprehensive income (loss), net of tax	(4.1)	81.5	(28.0)	(17.4)	3.1
Shareholders’ equity attributable to SiriusPoint shareholders	1,937.4	2,694.9	2,704.1	2,602.6	2,513.9
Noncontrolling interests	1.4	1.6	1.4	17.8	16.7
Total shareholders’ equity	1,938.8	2,696.5	2,705.5	2,620.4	2,530.6
Total liabilities, noncontrolling interests and shareholders’ equity	$12,524.9	$12,682.5	$12,764.0	$13,135.8	$12,871.5

SiriusPoint Ltd.
Consolidated Statements of Income (Loss)
(expressed in millions of U.S. dollars, except share and per share data)

	Three months ended		Twelve months ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenues
Net premiums earned	$590.3	$578.0	$2,343.5	$2,426.2
Net investment income	68.9	78.4	303.6	283.7
Net realized and unrealized investment losses	(40.7)	(12.4)	(88.7)	(10.0)
Net realized and unrealized investment gains (losses) from related party investment funds	0.8	(1.0)	9.7	(1.0)
Net investment income and net realized and unrealized investment gains (losses)	29.0	65.0	224.6	272.7
Other revenues	19.4	17.8	184.2	97.8
Loss on settlement and change in fair value of liability-classified capital instruments	(25.9)	(15.0)	(148.5)	(59.4)
Total revenues	612.8	645.8	2,603.8	2,737.3
Expenses
Loss and loss adjustment expenses incurred, net	369.1	365.4	1,368.5	1,381.3
Acquisition costs, net	134.6	111.7	516.9	472.7
Other underwriting expenses	53.9	64.2	181.7	196.3
Net corporate and other expenses	58.1	64.5	232.1	258.2
Intangible asset amortization	3.0	2.9	11.9	11.1
Interest expense	19.6	19.8	69.6	64.1
Foreign exchange (gains) losses	(12.9)	19.2	(10.0)	34.9
Total expenses	625.4	647.7	2,370.7	2,418.6
Income (loss) before income tax (expense) benefit	(12.6)	(1.9)	233.1	318.7
Income tax (expense) benefit	(4.4)	101.6	(30.7)	45.0
Net income (loss)	(17.0)	99.7	202.4	363.7
Net income attributable to noncontrolling interests	(0.3)	(2.2)	(2.5)	(8.9)
Net income (loss) available to SiriusPoint	(17.3)	97.5	199.9	354.8
Dividends on Series B preference shares	(4.0)	(4.0)	(16.0)	(16.0)
Net income (loss) available to SiriusPoint common shareholders	$(21.3)	$93.5	$183.9	$338.8
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.13)	$0.52	$1.06	$1.93
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.13)	$0.50	$1.04	$1.85
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	161,378,360	166,640,624	166,537,394	163,341,448
Diluted	161,378,360	173,609,940	169,470,681	169,607,348
(1)    Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that participating securities be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Income - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenues
Net premiums earned	$590.3	$568.9	$590.5	$593.8	$578.0
Net investment income	68.9	77.7	78.2	78.8	78.4
Net realized and unrealized investment gains (losses)	(40.7)	6.9	(55.9)	1.0	(12.4)
Net realized and unrealized investment gains (losses) from related party investment funds	0.8	7.9	1.0	—	(1.0)
Net investment income and net realized and unrealized investment gains (losses)	29.0	92.5	23.3	79.8	65.0
Other revenues	19.4	18.1	118.9	27.8	17.8
Loss on settlement and change in fair value of liability-classified capital instruments	(25.9)	(117.3)	10.6	(15.9)	(15.0)
Total revenues	612.8	562.2	743.3	685.5	645.8
Expenses
Loss and loss adjustment expenses incurred, net	369.1	317.5	364.4	317.5	365.4
Acquisition costs, net	134.6	117.5	119.9	144.9	111.7
Other underwriting expenses	53.9	44.9	41.1	41.8	64.2
Net corporate and other expenses	58.1	51.4	66.6	56.0	64.5
Intangible asset amortization	3.0	3.0	3.0	2.9	2.9
Interest expense	19.6	13.8	15.7	20.5	19.8
Foreign exchange (gains) losses	(12.9)	3.0	3.6	(3.7)	19.2
Total expenses	625.4	551.1	614.3	579.9	647.7
Income (loss) before income tax (expense) benefit	(12.6)	11.1	129.0	105.6	(1.9)
Income tax (expense) benefit	(4.4)	(2.4)	(14.2)	(9.7)	101.6
Net income (loss)	(17.0)	8.7	114.8	95.9	99.7
Net income attributable to noncontrolling interests	(0.3)	(0.2)	(0.9)	(1.1)	(2.2)
Net income (loss) available to SiriusPoint	(17.3)	8.5	113.9	94.8	97.5
Dividends on Series B preference shares	(4.0)	(4.0)	(4.0)	(4.0)	(4.0)
Net income (loss) available to SiriusPoint common shareholders	$(21.3)	$4.5	$109.9	$90.8	$93.5
Earnings (loss) per share available to SiriusPoint common shareholders
Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.13)	$0.03	$0.60	$0.50	$0.52
Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.13)	$0.03	$0.57	$0.49	$0.50
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	161,378,360	165,659,401	170,173,022	168,934,114	166,640,624
Diluted	161,378,360	172,803,298	178,711,254	174,380,963	173,609,940
(1)     Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Consolidated Statements of Comprehensive Income - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Comprehensive income (loss)
Net income (loss)	$(17.0)	$8.7	$114.8	$95.9	$99.7
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	2.6	0.4	(0.1)	(1.8)	1.0
Unrealized gains (losses) from debt securities held as available for sale investments	(89.1)	112.2	(3.4)	(18.4)	128.8
Reclassifications from accumulated other comprehensive income (loss)	0.9	(3.1)	(7.1)	(0.3)	8.7
Total other comprehensive income (loss)	(85.6)	109.5	(10.6)	(20.5)	138.5
Comprehensive income (loss)	(102.6)	118.2	104.2	75.4	238.2
Net income attributable to noncontrolling interests	(0.3)	(0.2)	(0.9)	(1.1)	(2.2)
Comprehensive income (loss) available to SiriusPoint	$(102.9)	$118.0	$103.3	$74.3	$236.0

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$312.2	$450.3	$762.5	$—	$(3.0)	$—	$759.5
Net premiums written	237.5	322.7	560.2	—	4.8	—	565.0
Net premiums earned	265.9	315.7	581.6	—	8.7	—	590.3
Loss and loss adjustment expenses incurred, net	148.3	175.3	323.6	(1.4)	46.9	—	369.1
Acquisition costs, net	73.1	77.8	150.9	(27.6)	11.3	—	134.6
Other underwriting expenses	26.2	24.6	50.8	—	3.1	—	53.9
Underwriting income (loss)	18.3	38.0	56.3	29.0	(52.6)	—	32.7
Services revenues	—	51.6	51.6	(31.4)	—	(20.2)	—
Services expenses	—	41.2	41.2	—	—	(41.2)	—
Net services income	—	10.4	10.4	(31.4)	—	21.0	—
Segment income (loss)	18.3	48.4	66.7	(2.4)	(52.6)	21.0	32.7
Net investment income					68.9	—	68.9
Net realized and unrealized investment losses					(40.7)	—	(40.7)
Net realized and unrealized investment gains from related party investment funds					0.8	—	0.8
Other revenues					(0.8)	20.2	19.4
Loss on settlement and change in fair value of liability-classified capital instruments					(25.9)	—	(25.9)
Net corporate and other expenses					(16.9)	(41.2)	(58.1)
Intangible asset amortization					(3.0)	—	(3.0)
Interest expense					(19.6)	—	(19.6)
Foreign exchange gains					12.9	—	12.9
Income (loss) before income tax expense	$18.3	$48.4	66.7	(2.4)	(76.9)	—	(12.6)
Income tax expense			—	—	(4.4)	—	(4.4)
Net income (loss)			66.7	(2.4)	(81.3)	—	(17.0)
Net income attributable to noncontrolling interest			—	—	(0.3)	—	(0.3)
Net income (loss) available to SiriusPoint			$66.7	$(2.4)	$(81.6)	$—	$(17.3)

Attritional losses	$154.9	$188.2	$343.1	$(1.4)	$26.1	—	367.8
Catastrophe losses	35.2	3.4	38.6	—	—	—	38.6
Prior year loss reserve development	(41.8)	(16.3)	(58.1)	—	20.8	—	(37.3)
Loss and loss adjustment expenses incurred, net	$148.3	$175.3	$323.6	$(1.4)	$46.9	$—	$369.1

Underwriting Ratios: (1)
Attritional loss ratio	58.3%	59.6%	59.0%				62.3%
Catastrophe loss ratio	13.2%	1.1%	6.6%				6.5%
Prior year loss development ratio	(15.7)%	(5.2)%	(10.0)%				(6.3)%
Loss ratio	55.8%	55.5%	55.6%				62.5%
Acquisition cost ratio	27.5%	24.6%	25.9%				22.8%
Other underwriting expenses ratio	9.9%	7.8%	8.7%				9.1%
Combined ratio	93.2%	87.9%	90.2%				94.4%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Three months ended December 31, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$251.7	$468.1	$719.8	$—	$(4.2)	$—	$715.6
Net premiums written	194.9	263.3	458.2	—	(3.6)	—	454.6
Net premiums earned	243.2	315.2	558.4	—	19.6	—	578.0
Loss and loss adjustment expenses incurred, net	121.8	206.6	328.4	(1.4)	38.4	—	365.4
Acquisition costs, net	65.5	66.8	132.3	(31.6)	11.0	—	111.7
Other underwriting expenses	28.1	32.6	60.7	—	3.5	—	64.2
Underwriting income (loss)	27.8	9.2	37.0	33.0	(33.3)	—	36.7
Services revenues	1.7	54.0	55.7	(40.0)	—	(15.7)	—
Services expenses	—	43.6	43.6	—	—	(43.6)	—
Net services fee income	1.7	10.4	12.1	(40.0)	—	27.9	—
Services noncontrolling income	—	(2.8)	(2.8)	—	—	2.8	—
Net services income	1.7	7.6	9.3	(40.0)	—	30.7	—
Segment income (loss)	29.5	16.8	46.3	(7.0)	(33.3)	30.7	36.7
Net investment income					78.4	—	78.4
Net realized and unrealized investment losses					(12.4)	—	(12.4)
Net realized and unrealized investment losses from related party investment funds					(1.0)	—	(1.0)
Other revenues					2.1	15.7	17.8
Loss on settlement and change in fair value of liability-classified capital instruments					(15.0)	—	(15.0)
Net corporate and other expenses					(20.9)	(43.6)	(64.5)
Intangible asset amortization					(2.9)	—	(2.9)
Interest expense					(19.8)	—	(19.8)
Foreign exchange losses					(19.2)	—	(19.2)
Income (loss) before income tax benefit	$29.5	$16.8	46.3	(7.0)	(44.0)	2.8	(1.9)
Income tax benefit			—	—	101.6	—	101.6
Net income			46.3	(7.0)	57.6	2.8	99.7
Net (income) loss attributable to noncontrolling interest			—	—	0.6	(2.8)	(2.2)
Net income available to SiriusPoint			$46.3	$(7.0)	$58.2	$—	$97.5

Attritional losses	$143.5	$222.8	$366.3	$(1.4)	$11.7	—	376.6
Catastrophe losses	(0.6)	0.4	(0.2)	—	0.1	—	(0.1)
Prior year loss reserve development	(21.1)	(16.6)	(37.7)	—	26.6	—	(11.1)
Loss and loss adjustment expenses incurred, net	$121.8	$206.6	$328.4	$(1.4)	$38.4	$—	$365.4

Underwriting Ratios: (1)
Attritional loss ratio	59.0%	70.7%	65.6%				65.2%
Catastrophe loss ratio	(0.2)%	0.1%	—%				—%
Prior year loss development ratio	(8.7)%	(5.3)%	(6.8)%				(1.9)%
Loss ratio	50.1%	65.5%	58.8%				63.2%
Acquisition cost ratio	26.9%	21.2%	23.7%				19.3%
Other underwriting expenses ratio	11.6%	10.3%	10.9%				11.1%
Combined ratio	88.6%	97.0%	93.4%				93.6%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2024
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,335.6	$1,840.8	$3,176.4	$—	$68.2	$—	$3,244.6
Net premiums written	1,104.7	1,236.2	2,340.9	—	11.2	—	2,352.1
Net premiums earned	1,045.1	1,154.0	2,199.1	—	144.4	—	2,343.5
Loss and loss adjustment expenses incurred, net	554.3	714.1	1,268.4	(5.5)	105.6	—	1,368.5
Acquisition costs, net	279.9	284.7	564.6	(121.4)	73.7	—	516.9
Other underwriting expenses	86.1	80.0	166.1	—	15.6	—	181.7
Underwriting income (loss)	124.8	75.2	200.0	126.9	(50.5)	—	276.4
Services revenues	—	222.9	222.9	(132.8)	—	(90.1)	—
Services expenses	—	176.2	176.2	—	—	(176.2)	—
Net services fee income	—	46.7	46.7	(132.8)	—	86.1	—
Services noncontrolling income	—	(2.1)	(2.1)	—	—	2.1	—
Net services income	—	44.6	44.6	(132.8)	—	88.2	—
Segment income (loss)	124.8	119.8	244.6	(5.9)	(50.5)	88.2	276.4
Net investment income					303.6	—	303.6
Net realized and unrealized investment losses					(88.7)	—	(88.7)
Net realized and unrealized investment gains from related party investment funds					9.7	—	9.7
Other revenues					94.1	90.1	184.2
Loss on settlement and change in fair value of liability-classified capital instruments					(148.5)	—	(148.5)
Net corporate and other expenses					(55.9)	(176.2)	(232.1)
Intangible asset amortization					(11.9)	—	(11.9)
Interest expense					(69.6)	—	(69.6)
Foreign exchange gains					10.0	—	10.0
Income (loss) before income tax expense	$124.8	$119.8	244.6	(5.9)	(7.7)	2.1	233.1
Income tax expense			—	—	(30.7)	—	(30.7)
Net income (loss)			244.6	(5.9)	(38.4)	2.1	202.4
Net income attributable to noncontrolling interests			—	—	(0.4)	(2.1)	(2.5)
Net income (loss) available to SiriusPoint			$244.6	$(5.9)	$(38.8)	$—	$199.9

Attritional losses	$579.8	$734.5	$1,314.3	$(5.5)	$112.8	$—	$1,421.6
Catastrophe losses	49.5	5.3	54.8	—	—	—	54.8
Prior year loss reserve development	(75.0)	(25.7)	(100.7)	—	(7.2)	—	(107.9)
Loss and loss adjustment expenses incurred, net	$554.3	$714.1	$1,268.4	$(5.5)	$105.6	$—	$1,368.5

Underwriting Ratios: (1)
Attritional loss ratio	55.5%	63.6%	59.8%				60.7%
Catastrophe loss ratio	4.7%	0.5%	2.5%				2.3%
Prior year loss development ratio	(7.2)%	(2.2)%	(4.6)%				(4.6)%
Loss ratio	53.0%	61.9%	57.7%				58.4%
Acquisition cost ratio	26.8%	24.7%	25.7%				22.1%
Other underwriting expenses ratio	8.2%	6.9%	7.6%				7.8%
Combined ratio	88.0%	93.5%	91.0%				88.3%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Segment Reporting - Year ended December 31, 2023
(expressed in millions of U.S. dollars, except ratios)

	Reinsurance	Insurance & Services	Core	Eliminations (2)	Corporate	Segment Measure Reclass	Total
Gross premiums written	$1,271.0	$2,039.7	$3,310.7	$—	$116.7	$—	$3,427.4
Net premiums written	1,061.0	1,282.7	2,343.7	—	94.2	—	2,437.9
Net premiums earned	1,031.4	1,249.2	2,280.6	—	145.6	—	2,426.2
Loss and loss adjustment expenses incurred, net	490.3	815.4	1,305.7	(5.4)	81.0	—	1,381.3
Acquisition costs, net	252.2	295.5	547.7	(137.2)	62.2	—	472.7
Other underwriting expenses	82.7	94.3	177.0	—	19.3	—	196.3
Underwriting income (loss)	206.2	44.0	250.2	142.6	(16.9)	—	375.9
Services revenues	(1.1)	238.6	237.5	(149.6)	—	(87.9)	—
Services expenses	—	187.8	187.8	—	—	(187.8)	—
Net services fee income (loss)	(1.1)	50.8	49.7	(149.6)	—	99.9	—
Services noncontrolling income	—	(8.5)	(8.5)	—	—	8.5	—
Net services income (loss)	(1.1)	42.3	41.2	(149.6)	—	108.4	—
Segment income (loss)	205.1	86.3	291.4	(7.0)	(16.9)	108.4	375.9
Net investment income					283.7	—	283.7
Net realized and unrealized investment losses					(10.0)	—	(10.0)
Net realized and unrealized investment losses from related party investment funds					(1.0)	—	(1.0)
Other revenues					9.9	87.9	97.8
Loss on settlement and change in fair value of liability-classified capital instruments					(59.4)	—	(59.4)
Net corporate and other expenses					(70.4)	(187.8)	(258.2)
Intangible asset amortization					(11.1)	—	(11.1)
Interest expense					(64.1)	—	(64.1)
Foreign exchange losses					(34.9)	—	(34.9)
Income before income tax benefit	$205.1	$86.3	291.4	(7.0)	25.8	8.5	318.7
Income tax benefit			—	—	45.0	—	45.0
Net income			291.4	(7.0)	70.8	8.5	363.7
Net income attributable to noncontrolling interests			—	—	(0.4)	(8.5)	(8.9)
Net income available to SiriusPoint			$291.4	$(7.0)	$70.4	$—	$354.8

Attritional losses	$618.9	$840.7	$1,459.6	$(5.4)	$76.5	$—	$1,530.7
Catastrophe losses	12.2	1.3	13.5	—	11.3	—	24.8
Prior year loss reserve development	(140.8)	(26.6)	(167.4)	—	(6.8)	—	(174.2)
Loss and loss adjustment expenses incurred, net	$490.3	$815.4	$1,305.7	$(5.4)	$81.0	$—	$1,381.3

Underwriting Ratios: (1)
Attritional loss ratio	60.0%	67.3%	64.0%				63.1%
Catastrophe loss ratio	1.2%	0.1%	0.6%				1.0%
Prior year loss development ratio	(13.7)%	(2.1)%	(7.3)%				(7.2)%
Loss ratio	47.5%	65.3%	57.3%				56.9%
Acquisition cost ratio	24.5%	23.7%	24.0%				19.5%
Other underwriting expenses ratio	8.0%	7.5%	7.8%				8.1%
Combined ratio	80.0%	96.5%	89.1%				84.5%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.
(2)Insurance & Services MGAs recognize fees for service using revenue from contracts with customers accounting standards, whereas insurance companies recognize acquisition expenses using insurance contract accounting standards. While ultimate revenues and expenses recognized will match, there will be recognition timing differences based on the different accounting standards.

SiriusPoint Ltd.
Consolidated Results - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenues
Gross premiums written	$759.5	$714.0	$864.6	$906.6	$715.6
Net premiums written	565.0	504.2	643.6	639.3	454.6
Net premiums earned	590.3	568.9	590.5	593.8	578.0
Expenses
Loss and loss adjustment expenses incurred, net	369.1	317.5	364.4	317.5	365.4
Acquisition costs, net	134.6	117.5	119.9	144.9	111.7
Other underwriting expenses	53.9	44.9	41.1	41.8	64.2
Underwriting income	$32.7	$89.0	$65.1	$89.6	$36.7

Attritional losses	$367.8	$337.5	$359.9	$356.4	$376.6
Catastrophe losses, net of reinsurance and reinstatement premiums	38.6	10.6	5.6	—	(0.1)
Favorable prior year loss reserve development	$(37.3)	$(30.6)	$(1.1)	$(38.9)	$(11.1)

Underwriting Ratios (1):
Loss ratio	62.5%	55.8%	61.7%	53.5%	63.2%
Acquisition cost ratio	22.8%	20.7%	20.3%	24.4%	19.3%
Other underwriting expenses ratio	9.1%	7.9%	7.0%	7.0%	11.1%
Combined ratio	94.4%	84.4%	89.0%	84.9%	93.6%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned.

SiriusPoint Ltd.
Core Results - by Quarter (1)
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenues
Gross premiums written	$762.5	$690.5	$842.7	$880.7	$719.8
Net premiums written	560.2	503.6	649.9	627.2	458.2
Net premiums earned	581.6	546.3	553.4	517.8	558.4
Expenses
Loss and loss adjustment expenses incurred, net	323.6	307.7	336.0	301.1	328.4
Acquisition costs, net	150.9	135.7	143.0	135.0	132.3
Other underwriting expenses	50.8	40.4	37.5	37.4	60.7
Underwriting income	56.3	62.5	36.9	44.3	37.0
Services revenues	51.6	48.1	57.4	65.8	55.7
Services expenses	41.2	41.3	47.7	46.0	43.6
Net services fee income	10.4	6.8	9.7	19.8	12.1
Services noncontrolling (income) loss	—	0.2	(0.6)	(1.7)	(2.8)
Net services income	10.4	7.0	9.1	18.1	9.3
Segment income	$66.7	$69.5	$46.0	$62.4	$46.3

Attritional losses	$343.1	$326.8	$335.3	$309.1	$366.3
Catastrophe losses, net of reinsurance and reinstatement premiums	38.6	10.6	5.6	—	(0.2)
Favorable prior year loss reserve development	$(58.1)	$(29.7)	$(4.9)	$(8.0)	$(37.7)

Underwriting Ratios (2):
Loss ratio	55.6%	56.3%	60.7%	58.1%	58.8%
Acquisition cost ratio	25.9%	24.8%	25.8%	26.1%	23.7%
Other underwriting expenses ratio	8.7%	7.4%	6.8%	7.2%	10.9%
Combined ratio	90.2%	88.5%	93.3%	91.4%	93.4%

Accident year loss ratio	65.6%	61.8%	61.6%	59.7%	65.6%
Accident year combined ratio	100.3%	94.0%	94.2%	93.0%	100.1%
Attritional loss ratio	59.0%	59.8%	60.6%	59.7%	65.6%
(1)Collectively, the sum of our two segments, Reinsurance and Insurance & Services, constitute our "Core" results. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. We believe it is useful to review Core results as it better reflects how management views the business and reflects our decision to exit the runoff business. The sum of Core results and Corporate results are equal to the consolidated results of operations.
(2)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Reinsurance Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenues
Gross premiums written	$312.2	$314.5	$352.5	$356.4	$251.7
Net premiums written	237.5	268.3	308.8	290.1	194.9
Net premiums earned	265.9	269.4	256.2	253.6	243.2
Expenses
Loss and loss adjustment expenses incurred, net	148.3	137.6	143.8	124.6	121.8
Acquisition costs, net	73.1	69.8	67.2	69.8	65.5
Other underwriting expenses	26.2	20.4	20.2	19.3	28.1
Underwriting income	18.3	41.6	25.0	39.9	27.8
Services revenues	—	—	—	—	1.7
Net services income	—	—	—	—	1.7
Segment income	$18.3	$41.6	$25.0	$39.9	$29.5

Attritional losses	$154.9	$142.9	$147.1	$134.9	$143.5
Catastrophe losses, net of reinsurance and reinstatement premiums	35.2	11.3	3.0	—	(0.6)
Favorable prior year loss reserve development	$(41.8)	$(16.6)	$(6.3)	$(10.3)	$(21.1)

Underwriting Ratios (1):
Loss ratio	55.8%	51.1%	56.1%	49.1%	50.1%
Acquisition cost ratio	27.5%	25.9%	26.2%	27.5%	26.9%
Other underwriting expenses ratio	9.9%	7.6%	7.9%	7.6%	11.6%
Combined ratio	93.2%	84.6%	90.2%	84.2%	88.6%

Accident year loss ratio	71.5%	57.2%	58.6%	53.2%	58.8%
Accident year combined ratio	108.8%	90.7%	92.7%	88.3%	97.2%
Attritional loss ratio	58.3%	53.0%	57.4%	53.2%	59.0%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Insurance & Services Segment - by Quarter
(expressed in millions of U.S. dollars, except ratios)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenues
Gross premiums written	$450.3	$376.0	$490.2	$524.3	$468.1
Net premiums written	322.7	235.3	341.1	337.1	263.3
Net premiums earned	315.7	276.9	297.2	264.2	315.2
Expenses
Loss and loss adjustment expenses incurred, net	175.3	170.1	192.2	176.5	206.6
Acquisition costs, net	77.8	65.9	75.8	65.2	66.8
Other underwriting expenses	24.6	20.0	17.3	18.1	32.6
Underwriting income	38.0	20.9	11.9	4.4	9.2
Services revenues	51.6	48.1	57.4	65.8	54.0
Services expenses	41.2	41.3	47.7	46.0	43.6
Net services fee income	10.4	6.8	9.7	19.8	10.4
Services noncontrolling (income) loss	—	0.2	(0.6)	(1.7)	(2.8)
Net services income	10.4	7.0	9.1	18.1	7.6
Segment income	$48.4	$27.9	$21.0	$22.5	$16.8

Attritional losses	$188.2	$183.9	$188.2	$174.2	$222.8
Catastrophe losses, net of reinsurance and reinstatement premiums	3.4	(0.7)	2.6	—	0.4
(Favorable) adverse prior year loss reserve development	$(16.3)	$(13.1)	$1.4	$2.3	$(16.6)

Underwriting Ratios (1):
Loss ratio	55.5%	61.4%	64.7%	66.8%	65.5%
Acquisition cost ratio	24.6%	23.8%	25.5%	24.7%	21.2%
Other underwriting expenses ratio	7.8%	7.2%	5.8%	6.9%	10.3%
Combined ratio	87.9%	92.4%	96.0%	98.4%	97.0%

Accident year loss ratio	60.7%	66.2%	64.2%	65.9%	70.8%
Accident year combined ratio	93.1%	97.2%	95.5%	97.5%	102.3%
Attritional loss ratio	59.6%	66.4%	63.3%	65.9%	70.7%
(1)Underwriting ratios are calculated by dividing the related expense by net premiums earned. Accident year loss ratio, accident year combined ratio and attritional loss ratio are non-GAAP financial measures. Accident year loss ratio and accident year combined ratio exclude prior year loss reserve development to present the impact of current accident year net loss and loss adjustment expenses on the loss ratio and combined ratio, respectively. Attritional loss ratio excludes catastrophe losses from the accident year loss ratio as they are not predictable as to timing and amount.

SiriusPoint Ltd.
Investments - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%	Fair Value	%
Asset-backed securities	$1,149.7	20.1%	$1,164.7	19.3%	$1,101.3	18.1%	$1,044.0	16.8%	$880.7	14.5%
Residential mortgage-backed securities	973.8	17.1%	1,054.2	17.4%	1,046.5	17.2%	926.8	15.0%	902.8	14.9%
Commercial mortgage-backed securities	224.5	3.9%	251.6	4.2%	238.2	3.9%	236.5	3.8%	204.1	3.4%
Corporate debt securities	1,899.9	33.3%	1,892.2	31.2%	1,783.7	29.2%	1,730.8	27.9%	1,573.1	25.9%
U.S. government and government agency	859.0	15.1%	1,024.4	16.9%	1,141.1	18.7%	1,069.5	17.3%	1,136.7	18.7%
Non-U.S. government and government agency	24.1	0.4%	24.7	0.4%	34.5	0.6%	49.9	0.8%	58.0	1.0%
Total debt securities, available for sale	5,131.0	89.9%	5,411.8	89.4%	5,345.3	87.6%	5,057.5	81.6%	4,755.4	78.4%
Asset-backed securities	53.1	0.9%	102.9	1.6%	148.3	2.4%	199.7	3.2%	256.6	4.2%
Residential mortgage-backed securities	48.7	0.9%	53.1	0.9%	52.8	0.9%	55.3	0.9%	57.2	0.9%
Commercial mortgage-backed securities	51.8	0.9%	59.1	1.0%	62.9	1.0%	66.2	1.1%	67.8	1.1%
Corporate debt securities	4.6	0.1%	10.3	0.2%	10.6	0.2%	41.5	0.7%	45.2	0.7%
U.S. government and government agency	4.0	0.1%	4.3	0.1%	29.8	0.5%	33.4	0.5%	98.1	1.6%
Non-U.S. government and government agency	—	—%	3.4	0.1%	3.3	0.1%	9.9	0.2%	10.0	0.2%
Total debt securities, trading	162.2	2.9%	233.1	3.9%	307.7	5.0%	406.0	6.6%	534.9	8.7%
Short-term investments	95.8	1.7%	52.4	0.9%	97.5	1.6%	329.9	5.3%	371.6	6.1%
Other long-term investments	89.9	1.6%	120.3	2.0%	119.6	2.0%	172.2	2.8%	171.3	2.8%
Cost and equity method investments	64.7	1.1%	72.0	1.2%	71.4	1.2%	73.6	1.2%	80.1	1.3%
Investments in funds valued at net asset value	161.9	2.8%	158.3	2.6%	157.3	2.6%	158.0	2.5%	164.3	2.7%
Total investments	$5,705.5	100.0%	$6,047.9	100.0%	$6,098.8	100.0%	$6,197.2	100.0%	$6,077.6	100.0%

SiriusPoint Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	161,378,360	165,659,401	170,173,022	168,934,114	166,640,624
Dilutive effect of options, warrants, restricted share awards, restricted share units, and Series A preference shares	—	7,143,897	8,538,233	5,446,849	6,969,316
Diluted number of common shares outstanding	161,378,360	172,803,298	178,711,255	174,380,963	173,609,940

Basic earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$(21.3)	$4.5	$109.9	$90.8	$93.5
Net income allocated to SiriusPoint participating common shareholders	—	(0.1)	(7.2)	(6.1)	(6.5)
Net income (loss) allocated to SiriusPoint common shareholders	$(21.3)	$4.4	$102.7	$84.7	$87.0

Basic earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.13)	$0.03	$0.60	$0.50	$0.52

Diluted earnings (loss) per common share:
Net income (loss) available to SiriusPoint common shareholders	$(21.3)	$4.5	$109.9	$90.8	$93.5
Net income allocated to SiriusPoint participating common shareholders	—	(0.1)	(7.2)	(6.1)	(6.5)
Net income (loss) allocated to SiriusPoint common shareholders	$(21.3)	$4.4	$102.7	$84.7	$87.0

Diluted earnings (loss) per share available to SiriusPoint common shareholders (1)	$(0.13)	$0.03	$0.57	$0.49	$0.50
(1)Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The Company treats certain of its unvested restricted shares and preference shares as participating securities. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options or restricted share awards and units. Diluted earnings per share is based on the weighted average number of common shares outstanding and includes any dilutive effects of warrants, options, restricted share awards and units, and is determined using the treasury stock method. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares and units are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

SiriusPoint Ltd.
Annualized Return on Average Common Shareholders’ Equity - by Quarter
(expressed in millions of U.S. dollars, except share and per share data and ratios)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income (loss) available to SiriusPoint common shareholders	$(21.3)	$4.5	$109.9	$90.8	$93.5
Common shareholders’ equity attributable to SiriusPoint common shareholders - beginning of period	2,494.9	2,504.1	2,402.6	2,313.9	2,050.0
Common shareholders’ equity attributable to SiriusPoint common shareholders - end of period	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Average common shareholders’ equity attributable to SiriusPoint common shareholders	$2,116.2	$2,499.5	$2,453.4	$2,358.3	$2,182.0
Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders (1)	(4.0)%	0.7%	17.9%	15.4%	17.1%
(1)Annualized return on average common shareholders’ equity attributable to SiriusPoint common shareholders is calculated by dividing annualized net income (loss) available to SiriusPoint common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.

SiriusPoint Ltd.
Book Value per Share - by Quarter
(expressed in millions of U.S. dollars, except share and per share data)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Common shareholders’ equity attributable to SiriusPoint common shareholders	$1,737.4	$2,494.9	$2,504.1	$2,402.6	$2,313.9

Accumulated other comprehensive income (loss), net of tax	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders’ equity attributable to SiriusPoint common shareholders ex. AOCI	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8

Intangible assets	140.8	143.8	146.8	149.8	152.7
Tangible common shareholders' equity attributable to SiriusPoint common shareholders	$1,596.6	$2,351.1	$2,357.3	$2,252.8	$2,161.2

Common shares outstanding	116,429,057	161,866,867	170,572,790	169,753,232	168,120,022
Effect of dilutive stock options, restricted share units, warrants and Series A preference shares	2,559,359	7,547,229	4,465,438	6,340,997	5,193,920
Book value per diluted common share denominator	118,988,416	169,414,096	175,038,228	176,094,229	173,313,942

Book value per common share	$14.92	$15.41	$14.68	$14.15	$13.76
Book value per diluted common share	$14.60	$14.73	$14.31	$13.64	$13.35
Book value per diluted common share ex. AOCI (1)	$14.64	$14.25	$14.47	$13.74	$13.33
Tangible book value per diluted common share (1)	$13.42	$13.88	$13.47	$12.79	$12.47
(1)Book value per diluted common share excluding AOCI and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Tangible book value per diluted common share excludes intangible assets. Management believes that effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Tangible book value per diluted common share is useful because it provides a more accurate measure of the realizable value of shareholder returns, excluding intangible assets.

SiriusPoint Ltd.
Net Corporate and Other Expenses - by Quarter
(expressed in millions of U.S. dollars)

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net corporate and other expenses	$58.1	$51.4	$66.6	$56.0	$64.5

MGA Service expenses	$41.2	$41.3	$47.7	$46.0	$43.6

Corporate and other expenses	$14.4	$6.3	$13.3	$8.8	$16.0
Salaries, benefits and incentives	5.5	0.1	1.0	0.2	2.7
Professional fees	2.3	1.0	6.2	2.5	6.9
Taxes and regulatory fees	2.3	2.4	2.1	2.8	1.1
Corporate insurance	1.6	1.2	1.1	1.3	1.3
Depreciation	1.3	1.0	1.2	1.0	0.6
Other corporate expenses	1.4	0.6	1.7	1.0	3.4

Non-recurring corporate and other expenses	$2.5	$3.8	$5.6	$1.2	$4.9
Severance	0.4	1.2	3.2	0.2	3.7
Professional fees	2.1	2.6	2.4	1.0	1.2